UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                    -----------
                          The Gabelli Equity Trust Inc.
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                  --------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                  --------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ----------------

                      Date of fiscal year end: December 31
                                              --------------

                   Date of reporting period: December 31, 2004
                                            -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                 [LOGO OMITTED]

                          THE GABELLI EQUITY TRUST INC.

                                  Annual Report
                                December 31, 2004



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.


COMPARATIVE RESULTS

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2004 (A)
                           ----------------------------------------------------
                                                                                                                Since Inception
                                                  QUARTER     1 YEAR   3 YEAR    5 YEAR    10 YEAR    15 YEAR     (8/21/86)
                                                  -------     ------   ------    ------    -------    -------  ---------------
  GABELLI EQUITY TRUST NAV RETURN (B) ..........   16.56%     20.14%    10.52%     4.64%     11.83%     10.30%      12.07%
  GABELLI EQUITY TRUST INVESTMENT RETURN (C) ...   11.77      24.04      4.48      5.05      11.77       9.98       11.82

  S&P 500 Index ................................    9.23      10.87      3.58     (2.30)     12.07       3.40       11.61
  Dow Jones Industrial Average .................    7.62       5.40      4.73      0.70      13.13      12.17       12.88
  Nasdaq Composite Index .......................   14.69       8.59      3.71    (11.77)     11.21      11.00        9.95

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. PERFORMANCE FOR PERIODS LESS THAN ONE YEAR IS NOT ANNUALIZED. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE INDUSTRIAL STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED (EXCEPT FOR THE NASDAQ COMPOSITE INDEX).
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NET ASSET VALUE OF $9.34.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AS OF THE PAYABLE DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $10.00.
--------------------------------------------------------------------------------

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 24, 2005

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total net assets is provided in compliance with such requirement.



Financial Services ....................................  7.7%
Food and Beverage .....................................  7.7%
Repurchase Agreements .................................  7.1%
Entertainment .........................................  6.8%
Telecommunications ....................................  6.8%
Publishing ............................................  6.5%
Energy and Utilities ..................................  6.3%
Diversified Industrial ................................  5.3%
Cable and Satellite ...................................  4.3%
Consumer Products .....................................  4.2%
Wireless Communications ...............................  4.0%
Automotive: Parts and Accessories .....................  3.7%
Health Care ...........................................  3.4%
Hotels and Gaming .....................................  3.3%
Equipment and Supplies ................................  2.8%
Retail ................................................  2.1%
Aviation: Parts and Services ..........................  1.9%
Consumer Services .....................................  1.8%
Aerospace .............................................  1.6%
Machinery .............................................  1.5%
Agriculture ...........................................  1.4%
Automotive ............................................  1.3%
Communications Equipment ..............................  1.3%
Specialty Chemicals ...................................  1.2%
Broadcasting ..........................................  1.1%
Real Estate ...........................................  1.1%
Environmental Services ................................  0.9%
Electronics ...........................................  0.8%
Business Services .....................................  0.6%
Metals and Mining .....................................  0.5%
Manufactured Housing and Recreational Vehicles ........  0.3%
Closed-End Funds ......................................  0.2%
Paper and Forest Products .............................  0.2%
Real Estate Investment Trusts .........................  0.1%
Transportation ........................................  0.1%
U.S. Government Obligations ...........................  0.1%
Computer Software and Services ........................  0.0%
Other Assets and Liabilities - Net ....................  0.0%
                                                       ------
                                                       100.0%
                                                       ======



THE GABELLI EQUITY TRUST INC. (THE "EQUITY TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE EQUITY TRUST AT 800-GABELLI (800-422-3554). THE EQUITY TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC.
INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.





PROXY VOTING: The Equity Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Equity Trust's proxy voting policies and procedures are available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                  SHARES         2004
                                ------------   --------
NET PURCHASES
COMMON AND PREFERRED STOCKS
Agere Systems Inc., Cl. B ....   230,000       350,000
Ajinomoto Co. Inc. ...........    32,000        85,000
Albertson's Inc. .............    10,000       180,000
H&R Block Inc. ...............     5,000        10,000
Calamos Asset Management Inc.,
   Cl. A .....................     7,500         7,500
Clorox Co ....................    30,000        30,000
Colgate-Palmolive Co .........     3,000         3,000
Cooper Industries Ltd., Cl. A     10,000       160,000
Dreyer's Grand Ice Cream
   Holdings Inc., Cl. A ......    80,000       200,000
EchoStar Communications Corp.,
   Cl. A .....................    35,000        40,000
Fairchild Corp., Cl. A .......     4,600       125,000
Freescale Semiconductor Inc.,
   Cl. B (a) .................     5,000         5,000
Gemstar-TV Guide
   International Inc. ........    20,000       420,000
Greif Inc., Cl. B ............     1,600         5,000
ITT Industries Inc. ..........     2,000       120,000
Kerzner International Ltd. ...    10,200        10,200
Keyence Corp. ................     1,500         4,500
Lin TV Corp., Cl. A ..........    15,000        35,000
Mandalay Resort Group ........    20,000        40,000
Matsumotokiyoshi Co. Ltd. ....     8,000        38,000
Merck & Co. Inc. .............    15,000        95,000
Modern Times Group, Cl. B ....    15,000        15,000
Mosaic Co. (b) ...............    10,000        10,000
Mueller Industries Inc. ......    15,000        15,000
New York Times Co., Cl. A ....     2,500       117,500
News Corp., Cl. A (c) ........ 1,530,000     1,530,000
News Corp., Cl. B (d) ........    20,000        20,000
News Corp., Cl. B, CDI (e) ...    60,000        60,000
Nippon Television
  Network Corp. ..............     1,600         6,800
NiSource Inc. (f) ............    12,270        12,270
Petroleo Brasileiro SA, ADR ..    15,000        15,000
Pfizer Inc. ..................   155,000       275,000
Rogers Communications Inc.,
   Cl. B, ADR (g) ............   297,500       407,845
Scripps Co (E.W.) Cl A .......     5,000       145,000
Sequa Corp., $5 Cv. Pfd. .....       100         3,100
Skyline Corp. ................    14,000        20,000
Smith & Nephew plc ...........    40,000        80,000
Straumann Holding AG .........       500         4,250
Telecom Italia SpA ...........   400,000     1,720,480
Telesp Celular Participacoes
   SA, Pfd.,
   Receipts .................. 3,852,990     3,852,990
Telesp Celular
   Participacoes Sa,
   ADR .......................    23,417        90,217
Tim Participacoes SA, ADR (h)     32,165        32,165
UBS AG .......................     3,000        23,000
VNU NV .......................     1,000         1,000
William Demant Holding A/S ...    76,800        77,000

NET SALES
COMMON STOCKS
Acuity Brands Inc. ...........   (10,000)      170,000
AGL Resources Inc. ...........   (35,000)       10,000
Aliant Inc. ..................    (5,000)           --
Allstate Corp. ...............   (40,000)       10,000
ALLTEL Corp. .................   (15,000)       10,000
America Movil SA de CV, Cl. L, ADR(1,000)       85,000
AMETEK Inc. ..................   (10,000)      225,000
Andrew Corp. .................    (5,000)       70,000
Astrazeneca plc ..............   (16,000)       19,146

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                  SHARES         2004
                                ------------   --------
AT&T Corp. ...................    (6,000)      294,000
AT&T Wireless
  Services Inc. (i) ..........(2,332,800)           --
Autonation Inc. ..............   (40,000)      250,000
Biogen Idec Inc. .............    (2,000)       27,000
Boca Resorts Inc. Cl. A (j) ..  (100,000)           --
Brasil Telecom
  Participacoes SA, ADR ......    (3,400)       30,000
Burlington Resources Inc. ....    (5,000)      275,000
Cablevision Systems Corp.,
  Cl. A ......................   (10,000)    1,500,000
Caesars Entertainment Inc. ...  (190,000)       60,000
Catellus Development Corp. ...   (60,000)       10,000
Central Europe and
  Russia Fund Inc. ...........    (1,333)       76,000
CenturyTel Inc. ..............   (90,000)       10,000
Circor International Inc. ....    (1,000)       94,000
Citizens Communications Co ...    (5,000)       95,000
Clarcor Inc. .................         0       100,000
Coldwater Creek Inc. .........    (3,750)       30,000
Commonwealth Telephone
   Enterprises Inc. ..........   (34,800)      220,000
Constellation Energy Group ...    (2,000)        8,000
Corn Products
   International Inc. ........   (15,000)       60,000
Curtiss-Wright Corp., Cl. B ..      (640)      204,000
Del Monte Foods Co ...........    (3,592)       70,000
Delphi Corp. .................   (20,000)           --
Deutsche Bank AG, ADR ........    (3,000)      154,000
Donaldson Co. Inc. ...........    (3,000)      217,000
Duke Energy Corp. ............   (35,000)      300,000
El Paso Electric Co ..........   (30,000)      370,000
EMC Corp. ....................   (60,000)           --
Energizer Holdings Inc. ......    (1,000)       34,000
Fedders Corp. ................    (5,000)       75,000
Ford Motor Co ................    (7,000)        8,000
Franklin Elec Co., Inc. ......    (2,000)       24,000
GenCorp Inc. .................   (40,000)      220,000
General Motors Corp. .........   (50,000)       90,000
Gillette Co ..................   (55,000)      135,000
GlaxoSmithKline plc ..........   (10,000)       65,036
Greif Inc., Cl. A ............   (10,000)      235,000
Grupo Televisa SA, ADR .......   (10,100)      175,000
Harley-Davidson Inc. .........    (6,000)       44,000
Hershey Foods Corp. ..........    (5,000)       30,000
Hibernia Corp., Cl. A ........    (2,000)       23,000
IDEX Corp. ...................   (12,500)      250,000
IMC Global Inc. (b) ..........   (10,000)           --
Johnson Controls Inc. ........   (35,000)      145,000
Kellogg Co ...................   (30,000)      215,000
Lamson & Sessions Co .........    (8,000)      390,000
Landauer, Inc. ...............    (2,000)       96,000
Leucadia National Corp. ......    (6,000)       52,000
Liberty Media Corp., Cl. A ...    (6,352)    2,210,000
Liberty Media International
  Inc., Cl. A ................    (2,980)      130,000
Lockheed Martin Corp. ........   (22,000)       53,000
Loewen Group Inc. ............   (40,000)           --
Lufkin Industries Inc. .......    (6,000)       54,000
Manitoba Telecom Services Inc.    (5,000)           --
Manulife Financial Corp. .....   (40,000)           --
Metro-Goldwyn-Mayer Inc. .....   (82,788)           --
MGM Mirage ...................    (5,000)       65,000
Midland Co ...................      (700)      189,300
Mitsubishi Securities Co. Ltd.   (65,000)           --
Mondavi (Robert) Corp.,
  Cl. A (k) ..................   (42,000)           --
Motorola Inc. ................    (4,000)      110,000
National Presto
  Industries Inc. ............    (4,000)       46,000
Navistar International Corp. .   (50,000)      335,000
Newmont Mining Corp Holding Co    (5,000)      125,000
News Corp. Ltd. (e) ..........  (120,000)           --

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                  SHARES         2004
                                ------------   --------

NET SALES -- (CONTINUED)
COMMON STOCKS -- (CONTINUED)
News Corp. Ltd., ADR (d) .....   (10,000)           --
Nintendo Co. Ltd. ............   (10,700)           --
NiSource Inc. (SAILS) (f) ....  (100,000)           --
Novartis AG, Registered ......    (3,000)      105,000
PACCAR Inc. ..................    (2,000)       43,000
Pactiv Corp. .................    (5,000)      120,000
Park-Ohio Holdings Corp. .....   (12,000)       98,000
Paxson Communications Corp. ..   (11,000)      129,000
Penton Media Inc. ............  (100,000)      200,000
PepsiCo Inc. .................   (15,000)      370,000
Ralcorp Holdings Inc. ........    (1,100)       58,900
Rogers Wireless
   Communications Inc.,
   Cl. B (g) .................  (177,000)           --
Rollins Inc. .................   (47,600)      630,000
Royce Value Trust Inc. .......    (2,806)       34,000
RTL Group ....................   (14,375)           --
SBC Communications Inc. ......   (60,000)      150,000
Six Flags Inc. ...............   (20,000)      180,000
Southwest Gas Corp. ..........    (3,800)       16,200
Sprint Corp. .................   (50,000)      450,000
St. Joe. Co ..................   (55,000)      185,000
Standard Motor Products Inc. .    (3,000)      160,000
Swedish Match AB .............   (15,000)      890,000
T. Rowe Price Group Inc. .....    (1,500)       78,500
Tele Celular Sul Participacoes SA,
   ADR (h) ...................   (32,166)           --
Tele Centro Oeste Celular
   Participacoes SA, ADR (l) .   (30,879)       24,787
Tele Leste Celular Participacoes SA,
   ADR (m) ...................    (1,420)        1,920
Telecom Italia SpA, RNC ......  (495,130)           --
Telefonica SA, ADR ...........   (11,000)      255,000
Telefonos de Mexico SA de CV,
   Cl. L, ADR ................    (3,000)       32,000
Telephone & Data Systems Inc.     (3,000)      402,000
TELUS Corp. ..................    (5,250)        7,500
TELUS Corp., Non-Voting ......    (4,250)           --
TELUS Corp., Non-Voting, ADR .   (20,750)           --
Terra Industries Inc. ........    (5,000)           --
Titan Corp. ..................   (20,000)      100,000
TRW Automotive Holdings
   Corp. .....................   (45,000)      200,000
TXU Corp. ....................    (5,000)       85,000
Unitrin Inc. .................   (60,000)           --
Verizon Communications Inc. ..  (120,000)      140,000
Viacom Inc., Cl. A ...........    (5,000)      835,000
Wrigley (Wm.) Jr. Co .........   (10,000)      170,000
Young Broadcasting Inc., Cl. A   (24,500)      115,500

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                  SHARES         2004
                                ------------   --------
PREFERRED STOCKS
Citizens Communications Co.,
   5.000% Cv. Pfd.                (9,400)           --
News Corp. Ltd., Pfd., ADR (c)  (770,000)           --

---------------------
(a) Spin-off -- .110415 shares of Freescale Semiconductor Inc., Cl. B for every 1 share of Motorola Inc
(b)  Merger -- 1 share of Mosaic Co. for every 1 share of IMC
(c) Merger -- 2 shares of News Corp., Cl. A for every 1 share of News Corp. Ltd., Pfd., ADR
(d) Merger -- 2 shares of News Corp., Cl. B for every 1 share of News Corp. Ltd., ADR
(e) Merger -- 1 share of News Corp., Cl. B, CDI for every 2 shares of News Corp. Ltd
(f)  Merger -- .1227 share of NiSource Inc. for every 1 share of NiSource SAILS
(g) Exchange Shares -- 1.75 shares of Rogers Communications Inc., Cl. B, ADR for 1 share of Rogers Wireless Communications Inc., Cl. B
(h)  Name change from Tele Celular Sul Par to Tim Participacoes, ADR
(i)  Cash Merger -- $15 for every share
(j)  Cash Merger -- $24 for every share
(k)  Cash Merger -- $56.50 for every share
(l)  Tender Offer -- $11.05555 for 1 share
(m)  Tender Offer -- $18.97821 for 1 share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            COMMON STOCKS -- 92.4%
            FINANCIAL SERVICES -- 7.7%
      7,000 Allianz AG ............. $      866,497 $      928,640
     10,000 Allstate Corp. .........        418,128        517,200
    550,000 American Express Co. ...     21,247,943     31,003,500
     34,000 Argonaut Group Inc.+ ...        893,076        718,420
     95,000 Aviva plc ..............        935,100      1,145,413
     90,000 Banco Santander Central
               Hispano SA, ADR .....        322,130      1,113,300
    110,000 Bank of Ireland ........        635,101      1,831,589
     77,000 Bank of New York Co. Inc.     2,834,050      2,573,340
    275,000 Bankgesellschaft Berlin AG+   5,495,399        755,063
        260 Berkshire Hathaway Inc.,
               Cl. A+ ..............      1,074,048     22,854,000
      7,500 Calamos Asset Management
               Inc., Cl. A+ ........        135,000        202,500
    185,000 Commerzbank AG, ADR+ ...      3,747,342      3,814,663
    154,000 Deutsche Bank AG, ADR ..      9,919,608     13,707,540
     20,000 Dun and Bradstreet Corp.+       424,266      1,193,000
     10,000 H&R Block Inc. .........        329,930        490,000
     23,000 Hibernia Corp., Cl. A ..        184,942        678,730
     90,000 Irish Life & Permanent plc      702,922      1,688,188
    140,000 Janus Capital Group Inc.      2,177,430      2,353,400
     45,000 JPMorgan Chase & Co. ...      1,251,002      1,755,450
    155,000 Kinnevik Investment AB,
               Cl. B ...............        728,053      1,650,202
     52,000 Leucadia National Corp.       1,905,290      3,612,960
     95,000 Lloyds TSB Group plc ...        775,666        862,708
    100,000 Mellon Financial Corp. .      3,140,094      3,111,000
    189,300 Midland Co. ............      1,388,194      5,919,411
     30,000 Moody's Corp. ..........      1,024,050      2,605,500
    257,500 Nikko Cordial Corp. ....      1,725,292      1,364,521
    150,000 Phoenix Companies Inc. .      2,179,395      1,875,000
      2,500 Prudential Financial Inc.        68,750        137,400
     46,002 RAS SpA ................        576,832      1,040,469
     60,000 Riggs National Corp. ...        552,538      1,275,600
     45,000 Schwab (Charles) Corp. .        657,562        538,200
     80,000 State Street Corp. .....      4,001,480      3,929,600
     20,000 SunTrust Banks Inc. ....        419,333      1,477,600
     78,500 T. Rowe Price Group Inc.      4,816,620      4,882,700
     23,000 UBS AG .................      1,094,361      1,928,634
     60,000 Waddell & Reed Financial
               Inc., Cl. A .........      1,247,250      1,433,400
                                     -------------- --------------
                                         79,894,674    126,968,841
                                     -------------- --------------
            FOOD AND BEVERAGE -- 7.7%
     85,000 Ajinomoto Co. Inc. .....        998,444      1,012,004
     30,000 Cadbury Schweppes plc,
               ADR .................        746,559      1,131,000
     90,000 Campbell Soup Co. ......      2,383,197      2,690,100
     40,000 Coca-Cola Co. ..........      1,871,842      1,665,200
      5,000 Coca-Cola Enterprises Inc.       77,194        104,250
     40,000 Coca-Cola Hellenic
               Bottling Co. SA .....        519,295        977,572
     60,000 Corn Products
               International Inc. ..      1,658,919      3,213,600
     70,000 Del Monte Foods Co.+ ...        595,339        771,400
     10,108 Denny's Corp.+ .........         14,358         45,486
    100,000 Diageo plc .............      1,037,393      1,426,487
    224,000 Diageo plc, ADR ........      9,660,541     12,965,120
    200,000 Dreyer's Grand Ice Cream
               Holdings Inc., Cl. A      15,737,691     16,086,000
     60,000 Flowers Foods Inc. .....      1,011,842      1,894,800
     30,000 Fomento Economico
               Mexicano SA de
               CV, ADR .............      1,094,322      1,578,300
     90,000 General Mills Inc. .....      4,162,848      4,473,900
     40,000 Groupe Danone ..........      3,491,214      3,694,441
    500,000 Grupo Bimbo SA de CV,
               Cl. A ...............      1,052,379      1,263,120
     20,000 Hain Celestial
               Group Inc.+ .........        267,663        413,400
    130,000 Heinz (H.J.) Co. .......      4,668,773      5,068,700
     30,000 Hershey Foods Corp. ....      1,005,353      1,666,200

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
    215,000 Kellogg Co. ............ $    7,125,927 $    9,601,900
     75,000 Kerry Group plc, Cl. A .        860,877      1,809,497
     12,100 LVMH Moet Hennessy
               Louis Vuitton SA ....        419,053        926,784
      2,500 Nestle SA ..............        513,610        654,076
    550,000 PepsiAmericas Inc. .....      9,711,426     11,682,000
    370,000 PepsiCo Inc. ...........     17,894,457     19,314,000
      6,750 Pernod-Ricard ..........        470,174      1,034,015
     58,900 Ralcorp Holdings Inc. ..        923,976      2,469,677
     70,000 Sara Lee Corp. .........      1,266,240      1,689,800
      2,000 Smucker (J.M.) Co. .....         52,993         94,140
    109,000 Tootsie Roll
               Industries Inc. .....      1,566,039      3,774,670
    170,000 Wrigley (Wm.) Jr. Co. ..     10,436,095     11,762,300
                                     -------------- --------------
                                        103,296,033    126,953,939
                                     -------------- --------------
            ENTERTAINMENT -- 6.8%
    160,000 Canal Plus, ADR ........         34,011        251,200
    110,000 EMI Group plc ..........        292,543        559,651
     80,000 EMI Group plc, ADR .....        947,487        814,040
    120,000 Fox Entertainment Group
               Inc., Cl. A+ ........      2,783,871      3,751,200
     50,000 GC Companies Inc.+(a) ..         54,500         43,000
    420,000 Gemstar-TV Guide
               International Inc.+ .      2,979,022      2,486,400
    175,000 Grupo Televisa SA, ADR .      6,503,550     10,587,500
  2,210,000 Liberty Media Corp.,
               Cl. A+ ..............     22,983,152     24,265,800
    160,000 Publishing &
               roadcasting Ltd. ....        893,720      2,194,923
     15,000 Regal Entertainment Group,
               Cl. A ...............        285,000        311,250
    180,000 Six Flags Inc.+ ........      1,304,848        966,600
    260,000 The Walt Disney Co. ....      5,453,387      7,228,000
    750,000 Time Warner Inc.+ ......     16,797,691     14,580,000
    835,000 Viacom Inc., Cl. A .....     34,674,976     30,961,800
     43,900 Vivendi Universal SA+ ..      2,247,329      1,401,673
    330,000 Vivendi Universal
               SA, ADR+ ............      8,718,814     10,583,100
                                     -------------- --------------
                                        106,953,901    110,986,137
                                     -------------- --------------
            TELECOMMUNICATIONS -- 6.7%
     10,000 ALLTEL Corp. ...........        221,940        587,600
    294,000 AT&T Corp. .............      9,169,009      5,603,640
     90,540 ATX Communications Inc.+        151,570          3,622
    290,000 BCE Inc. ...............      7,665,817      6,997,700
     30,000 Brasil Telecom Participacoes
               SA, ADR .............      1,743,257      1,144,500
  1,760,000 BT Group plc ...........      7,277,785      6,859,422
  4,440,836 Cable & Wireless
               Jamaica Ltd.+ .......        101,639        119,393
     10,000 CenturyTel Inc. ........        322,000        354,700
    950,000 Cincinnati Bell Inc.+ ..      7,398,927      3,942,500
     95,000 Citizens
               Communications Co. ..      1,124,779      1,310,050
    220,000 Commonwealth Telephone
               Enterprises Inc.+ ...      8,359,934     10,925,200
    110,000 Compania de
               Telecomunicaciones de
               Chile SA, ADR .......      1,634,847      1,236,400
    170,000 Deutsche Telekom
               AG, ADR+ ............      2,827,195      3,855,600
     15,000 Embratel Participacoes
               SA, ADR+ ............        266,400        157,800
      5,000 France Telecom SA, ADR .        146,305        165,400
        233 KDDI Corp. .............        830,434      1,255,158
    100,000 KPN NV .................        232,728        950,115
  1,000,000 Qwest Communications
               International Inc.+ .      3,357,501      4,440,000
    407,845 Rogers Communications
               Inc., Cl. B, New York      5,045,177     10,665,147
      9,655 Rogers Communications
               Inc., Cl. B, Toronto         137,424        253,352
    150,000 SBC Communications Inc.       4,625,306      3,865,500
    450,000 Sprint Corp. ...........     14,920,599     11,182,500

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
    186,554 Tele Norte Leste
               Participacoes SA, ADR $    2,554,387 $    3,147,166
     50,000 Telecom Argentina SA,
               Cl. B, ADR+ .........        423,451        548,000
  1,720,480 Telecom Italia SpA .....      6,794,523      7,039,071
    255,000 Telefonica SA, ADR .....     13,102,022     14,407,500
     17,595 Telefonica SA, BDR .....        202,143        324,607
     32,000 Telefonos de Mexico SA
               de CV, Cl. L, ADR ...        482,044      1,226,240
      7,500 TELUS Corp. ............        132,504        226,724
     52,500 TELUS Corp., ADR .......        950,397      1,587,072
    140,000 Verizon Communications
               Inc. ................      5,617,994      5,671,400
                                     -------------- --------------
                                        107,820,038    110,053,079
                                     -------------- --------------
            PUBLISHING -- 6.5%
     20,000 Dow Jones & Co. Inc. ...      1,030,036        861,200
    248,266 Independent News &
               Media plc ...........        358,456        782,897
     20,000 Knight-Ridder Inc. .....      1,345,264      1,338,800
      5,000 McClatchy Co., Cl. A ...        240,250        359,050
    100,000 McGraw-Hill Companies Inc.    7,669,017      9,154,000
    339,000 Media General Inc.,
               Cl. A ...............     20,284,273     21,970,590
    124,000 Meredith Corp. .........      2,253,297      6,720,800
    117,500 New York Times Co.,
               Cl. A ...............      5,358,749      4,794,000
  1,530,000 News Corp., Cl. A ......     20,861,688     28,549,800
     20,000 News Corp., Cl. B ......        186,274        384,000
     60,000 News Corp., Cl. B, CDI .        696,029      1,152,805
     80,000 Pearson plc ............        911,889        965,326
    200,000 Penton Media Inc.+ .....        439,128         18,000
    400,000 PRIMEDIA Inc.+ .........      1,948,569      1,520,000
     90,000 Pulitzer Inc. ..........      5,077,945      5,836,500
    175,000 Reader's Digest
               Association Inc. ....      3,181,221      2,434,250
    261,319 SCMP Group Ltd. ........        191,790        108,425
    145,000 Scripps (E.W.) Co., Cl. A     4,789,609      7,000,600
     66,585 Seat Pagine Gialle SpA .        177,139         30,681
     80,000 Thomas Nelson Inc. .....        951,267      1,808,000
    280,000 Tribune Co. ............     12,804,576     11,799,200
      1,000 VNU NV .................         29,111         29,536
                                     -------------- --------------
                                         90,785,577    107,618,460
                                     -------------- --------------
            ENERGY AND UTILITIES -- 6.3%
     70,000 AES Corp.+ .............        397,267        956,900
     10,000 AGL Resources Inc. .....        174,924        332,400
    120,000 Allegheny Energy Inc.+ .      1,090,388      2,365,200
     70,000 Apache Corp. ...........      2,728,670      3,539,900
    247,000 BP plc, ADR ............     10,490,760     14,424,800
    275,000 Burlington
               Resources Inc. ......     12,090,077     11,962,500
    115,000 CH Energy Group Inc. ...      4,749,282      5,525,750
     20,000 Cinergy Corp. ..........        607,416        832,600
    100,000 CMS Energy Corp.+ ......        640,176      1,045,000
    100,000 ConocoPhillips .........      7,227,891      8,683,000
      8,000 Constellation Energy
               Group Inc. ..........        189,742        349,680
     26,000 DPL Inc. ...............        524,093        652,860
     15,000 DTE Energy Co. .........        663,290        646,950
    300,000 Duke Energy Corp. ......      6,568,900      7,599,000
    110,000 Duquesne Light
               Holdings Inc. .......      1,848,062      2,073,500
    195,000 El Paso Corp. ..........      2,391,453      2,028,000
    370,000 El Paso Electric Co.+ ..      3,381,794      7,007,800
     50,000 Energy East Corp. ......      1,065,733      1,334,000
     80,000 Eni SpA ................      1,367,106      2,002,990
     80,000 Exxon Mobil Corp. ......      2,750,108      4,100,800
     10,000 FPL Group Inc. .........        556,256        747,500
     70,000 Halliburton Co. ........      1,726,011      2,746,800
     35,000 Kerr-McGee Corp. .......      2,046,290      2,022,650
    150,000 Mirant Corp.+ ..........        201,190         57,750

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
     12,270 NiSource Inc. .......... $      264,419 $      279,511
    300,000 Northeast Utilities ....      5,660,050      5,655,000
     15,000 Petroleo Brasileiro
               SA, ADR .............        586,890        596,700
    100,000 Progress Energy
               Inc., CVO+ ..........         52,000         13,000
     30,000 SJW Corp. ..............        883,106      1,092,000
     16,200 Southwest Gas Corp. ....        355,942        411,480
      8,657 Total SA ...............      1,262,555      1,890,961
     85,000 TXU Corp. ..............      1,756,396      5,487,600
    255,000 Westar Energy Inc. .....      4,319,800      5,831,850
                                     -------------- --------------
                                         80,618,037    104,296,432
                                     -------------- --------------
            DIVERSIFIED INDUSTRIAL -- 5.3%
    170,000 Acuity Brands Inc. .....      5,161,361      5,406,000
    195,000 Ampco-Pittsburgh Corp. .      2,627,873      2,847,000
     25,000 Bouygues SA ............        724,706      1,155,362
    160,000 Cooper Industries Ltd.,
               Cl. A ...............      8,215,442     10,862,400
    250,000 Crane Co. ..............      4,841,093      7,210,000
    100,500 CRH plc ................      1,259,458      2,691,110
    110,000 GATX Corp. .............      2,036,677      3,251,600
    235,000 Greif Inc., Cl. A ......      4,433,530     13,160,000
      5,000 Greif Inc., Cl. B ......        135,355        275,000
    415,000 Honeywell International
               Inc. ................     13,837,698     14,695,150
    120,000 ITT Industries Inc. ....      5,464,172     10,134,000
    390,000 Lamson & Sessions Co.+ .      2,380,718      3,549,000
     98,000 Park-Ohio Holdings
               Corp.+ ..............      1,023,835      2,538,200
     10,000 Smiths Group plc .......        171,257        157,816
      4,000 Sulzer AG ..............        850,053      1,590,889
      7,500 Technip SA .............        721,269      1,386,435
    100,000 Thomas Industries Inc. .      1,388,525      3,992,000
     50,000 Trinity Industries Inc.         945,000      1,704,000
                                     -------------- --------------
                                         56,218,022     86,605,962
                                     -------------- --------------
            CONSUMER PRODUCTS -- 4.2%
     60,000 Altadis SA .............        885,677      2,748,403
     43,000 Christian Dior SA ......      1,633,717      2,925,309
     15,000 Church & Dwight Co. Inc.         99,535        504,300
     30,000 Clorox Co. .............      1,666,387      1,767,900
      3,000 Colgate-Palmolive Co. ..        151,130        153,480
     90,000 Compagnie Financiere
               Richemont AG, Cl. A .      1,264,405      2,995,779
     50,000 Department 56 Inc.+ ....        524,317        832,500
     34,000 Energizer Holdings Inc.+        924,111      1,689,460
     35,000 Fortune Brands Inc. ....      2,451,519      2,701,300
     30,000 Gallaher Group plc .....        274,164        455,880
    235,000 Gallaher Group plc, ADR      13,847,386     14,266,850
    135,000 Gillette Co. ...........      4,307,149      6,045,300
      2,000 Givaudan SA ............        550,742      1,317,386
     44,000 Harley-Davidson Inc. ...      2,044,082      2,673,000
     15,000 Matsushita Electric
               Industrial Co.
               Ltd., ADR ...........        178,325        240,750
    100,000 Mattel Inc. ............      1,549,565      1,949,000
     60,000 Maytag Corp. ...........      1,389,460      1,266,000
     46,000 National Presto
               Industries Inc. .....      1,654,936      2,093,000
    200,000 Procter & Gamble Co. ...      9,738,104     11,016,000
     10,000 Swatch Group AG, Cl. B .        584,263      1,467,769
    890,000 Swedish Match AB .......      9,252,561     10,312,397
                                     -------------- --------------
                                         54,971,535     69,421,763
                                     -------------- --------------
            CABLE AND SATELLITE -- 4.2%
  1,500,000 Cablevision Systems Corp.,
               Cl. A+ ..............     33,080,007     37,350,000
     30,000 Charter Communications
               Inc., Cl. A+ ........        138,876         67,200
    370,000 Comcast Corp., Cl. A+ ..     12,462,292     12,313,600
     85,000 Comcast Corp., Cl. A,
               Special+ ............        756,584      2,791,400
    153,444 DIRECTV Group Inc.+ ....      2,214,257      2,568,653
     40,000 EchoStar Communications
               Corp., Cl. A ........      1,257,465      1,329,600

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            COMMON STOCKS (CONTINUED)
            CABLE AND SATELLITE (CONTINUED)
    130,000 Liberty Media International
               Inc., Cl. A+ ........ $    2,810,764 $    6,009,900
     50,000 Loral Space &
               Communications Ltd.+          11,250          8,500
     20,000 Shaw Communications
               Inc., Cl. B .........         52,983        366,064
     80,000 Shaw Communications
               Inc., Cl. B,
               Non-Voting ..........        329,198      1,463,200
    461,472 UnitedGlobalCom Inc.,
               Cl. A+ ..............      2,911,836      4,457,819
                                     -------------- --------------
                                         56,025,512     68,725,936
                                     -------------- --------------
            WIRELESS COMMUNICATIONS -- 4.0%
     85,000 America Movil SA de CV,
               Cl. L, ADR ..........      2,429,685      4,449,750
  1,760,000 mm02 plc+ ..............      2,263,783      4,147,754
    100,000 mm02 plc, ADR+ .........      1,149,772      2,357,000
     80,000 Nextel Communications
               Inc., Cl. A+ ........      2,038,544      2,400,000
      1,500 NTT DoCoMo Inc. ........      3,553,937      2,766,663
     24,787 Tele Centro Oeste Celular
               Participacoes SA, ADR         74,303        244,648
      1,920 Tele Leste Celular
               Participacoes SA, ADR+        51,357         23,328
      3,340 Tele Norte Celular
               Participacoes SA, ADR         51,601         30,494
  1,400,000 Telecom Italia Mobile SpA    10,157,273     10,466,223
     90,000 Telefonica Moviles SA ..        660,946      1,132,799
      8,350 Telemig Celular
               Participacoes SA, ADR        241,320        235,720
    402,000 Telephone & Data
               Systems Inc. ........     34,479,935     30,933,900
     90,217 Telesp Celular Participacoes
               SA, ADR+ ............      2,244,813        613,478
  3,852,990 Telesp Celular Participacoes
               SA, Pfd., Receipts+ .          7,173         10,082
     32,165 Tim Participacoes
               SA, ADR .............        390,212        495,984
     30,000 United States
               Cellular Corp.+ .....      1,006,305      1,342,800
    553,888 Vodafone Group plc .....        975,799      1,502,067
    100,000 Vodafone Group plc, ADR       2,378,590      2,738,000
                                     -------------- --------------
                                         64,155,348     65,890,690
                                     -------------- --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.6%
     60,000 BorgWarner Inc. ........      1,326,210      3,250,200
    100,000 CLARCOR Inc. ...........      1,597,861      5,477,000
    400,000 Dana Corp. .............      6,377,042      6,932,000
    300,000 Genuine Parts Co. ......      9,098,465     13,218,000
    145,000 Johnson Controls Inc. ..      6,514,052      9,198,800
    116,000 Midas Inc.+ ............      1,508,953      2,320,000
    331,500 Modine Manufacturing Co.      8,839,589     11,194,755
     80,500 Scheib (Earl) Inc.+ ....        637,614        263,235
    160,000 Standard Motor
               Products Inc. .......      1,728,738      2,528,000
     20,000 Superior Industries
               International Inc. ..        510,238        581,000
    105,000 TransPro Inc.+ .........        936,807        640,500
    200,000 TRW Automotive
               Holdings Corp.+ .....      5,295,120      4,140,000
                                     -------------- --------------
                                         44,370,689     59,743,490
                                     -------------- --------------
            HEALTH CARE -- 3.4%
     10,000 Abbott Laboratories ....        398,848        466,500
     55,000 Amgen Inc.+ ............      3,215,239      3,528,250
     19,146 AstraZeneca plc,
               Stockholm ...........        710,674        695,783
     27,000 Biogen Idec Inc.+ ......        163,601      1,798,470
    145,000 Bristol-Myers Squibb Co.      3,777,879      3,714,900
     65,036 GlaxoSmithKline plc ....      1,653,252      1,525,822
      4,000 GlaxoSmithKline plc, ADR        216,096        189,560
     18,000 Henry Schein Inc.+ .....        775,800      1,253,520

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
      1,500 Hospira Inc.+ .......... $       36,603 $       50,250
     16,000 INAMED Corp.+ ..........        698,771      1,012,000
     47,000 Invitrogen Corp.+ ......      2,339,924      3,155,110
     18,750 IVAX Corp.+ ............        170,440        296,625
     95,000 Merck & Co. Inc. .......      4,415,001      3,053,300
      2,000 Nobel Biocare Holding AG        286,712        362,325
     41,000 Novartis AG ............      1,292,180      2,066,045
    105,000 Novartis AG, ADR .......      4,622,998      5,306,700
    275,000 Pfizer Inc. ............      7,832,051      7,394,750
     18,100 Roche Holding AG .......      1,644,615      2,083,625
     31,808 Sanofi-Aventis .........      1,786,487      2,542,219
    100,000 Schering-Plough Corp. ..      1,917,839      2,088,000
     80,000 Smith & Nephew plc .....        752,722        818,646
      4,250 Straumann Holding AG ...        873,571        882,069
     60,000 Sybron Dental
               Specialties Inc.+ ...      1,230,090      2,122,800
     10,000 Synthes Inc. ...........        677,094      1,121,274
     23,000 Takeda Pharmaceutical
               Co. Ltd. ............      1,140,219      1,158,193
     77,000 William Demant
               Holding A/S+ ........      3,491,923      3,616,047
    100,000 Wyeth ..................      4,105,470      4,259,000
                                     -------------- --------------
                                         50,226,099     56,561,783
                                     -------------- --------------
            HOTELS AND GAMING -- 3.3%
    110,000 Aztar Corp.+ ...........      1,387,188      3,841,200
     60,000 Caesars Entertainment
               Inc.+ ...............        771,000      1,208,400
    200,000 Gaylord Entertainment
               Co.+ ................      4,949,319      8,306,000
     55,000 Greek Organization of
               Football
               Prognostics SA ......        630,177      1,522,088
     16,000 GTECH Holdings Corp. ...         69,219        415,200
  2,525,000 Hilton Group plc .......      9,029,400     13,791,849
    650,000 Hilton Hotels Corp. ....      9,562,105     14,781,000
     10,200 Kerzner International
               Ltd.+ ...............        516,352        612,510
     40,000 Mandalay Resort Group ..      2,785,464      2,817,200
     65,000 MGM Mirage+ ............      2,201,902      4,728,100
     40,000 Starwood Hotels &
               Resorts Worldwide Inc.       920,096      2,336,000
                                     -------------- --------------
                                         32,822,222     54,359,547
                                     -------------- --------------
            EQUIPMENT AND SUPPLIES -- 2.8%
    225,000 AMETEK Inc. ............      5,409,753      8,025,750
      2,000 Amphenol Corp., Cl. A+ .         14,775         73,480
     94,000 CIRCOR International
               Inc. ................        974,241      2,177,040
    217,000 Donaldson Co. Inc. .....      2,993,298      7,069,860
     75,000 Fedders Corp. ..........        451,526        271,500
    115,000 Flowserve Corp.+ .......      2,167,080      3,167,100
     24,000 Franklin Electric
               Co. Inc. ............        258,462      1,014,240
    100,000 Gerber Scientific Inc.+       1,060,701        761,000
     70,000 GrafTech
               International Ltd.+ .        850,486        662,200
    250,000 IDEX Corp. .............      8,425,135     10,125,000
     20,000 Ingersoll-Rand Co.,
               Cl. A ...............        870,760      1,606,000
     54,000 Lufkin Industries Inc. .      1,045,848      2,155,032
      1,000 Manitowoc Co. Inc. .....         25,450         37,650
     15,000 Mueller Industries Inc.         661,354        483,000
      1,000 Sealed Air Corp.+ ......         17,404         53,270
    230,000 Watts Water Technologies
               Inc., Cl. A .........      3,240,796      7,415,200
    100,000 Weir Group plc .........        420,789        617,248
                                     -------------- --------------
                                         28,887,858     45,714,570
                                     -------------- --------------
            RETAIL -- 2.1%
    180,000 Albertson's Inc. .......      4,755,438      4,298,400
    250,000 AutoNation Inc.+ .......      3,160,834      4,802,500
     30,000 Coldwater Creek Inc.+ ..        160,768        926,100
     22,000 Ito-Yokado Co. Ltd. ....        749,555        923,197
     38,000 Matsumotokiyoshi
               Co. Ltd. ............      1,037,783      1,082,853
    323,500 Neiman Marcus Group Inc.,
               Cl. B ...............      7,874,064     21,609,800
                                     -------------- --------------
                                         17,738,442     33,642,850
                                     -------------- --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            COMMON STOCKS (CONTINUED)
            AVIATION: PARTS AND SERVICES -- 1.9%
    204,000 Curtiss-Wright Corp.,
               Cl. B ............... $    5,811,547 $   11,477,040
    125,000 Fairchild Corp., Cl. A+       1,043,863        461,250
    220,000 GenCorp Inc. ...........      2,587,048      4,085,400
     90,000 Precision Castparts Corp.     2,330,982      5,911,200
     84,000 Sequa Corp., Cl. A+ ....      3,347,991      5,136,600
     74,600 Sequa Corp., Cl. B+ ....      3,852,672      4,606,550
                                     -------------- --------------
                                         18,974,103     31,678,040
                                     -------------- --------------
            CONSUMER SERVICES -- 1.8%
    460,000 IAC/InterActiveCorp+ ...     11,367,750     12,705,200
    630,000 Rollins Inc. ...........     13,867,915     16,581,600
                                     -------------- --------------
                                         25,235,665     29,286,800
                                     -------------- --------------
            MACHINERY -- 1.5%
     10,000 Caterpillar Inc. .......        136,559        975,100
    320,000 Deere & Co. ............     19,641,708     23,808,000
                                     -------------- --------------
                                         19,778,267     24,783,100
                                     -------------- --------------
            AEROSPACE -- 1.5%
    110,000 Boeing Co. .............      4,638,808      5,694,700
     53,000 Lockheed Martin Corp. ..      3,043,828      2,944,150
    255,000 Northrop Grumman Corp. .     13,064,361     13,861,800
    100,000 Titan Corp.+ ...........      2,000,473      1,620,000
                                     -------------- --------------
                                         22,747,470     24,120,650
                                     -------------- --------------
            AGRICULTURE -- 1.4%
  1,000,000 Archer-Daniels-Midland Co.   14,500,966     22,310,000
      5,000 Delta & Pine Land Co. ..         84,396        136,400
     10,000 Mosaic Co.+ ............        139,584        163,200
                                     -------------- --------------
                                         14,724,946     22,609,600
                                     -------------- --------------
            AUTOMOTIVE -- 1.3%
      8,000 Ford Motor Co. .........        191,044        117,120
     90,000 General Motors Corp. ...      3,434,568      3,605,400
    335,000 Navistar International
              Corp.+ ...............     12,403,039     14,733,300
     43,000 PACCAR Inc. ............        431,444      3,460,640
                                     -------------- --------------
                                         16,460,095     21,916,460
                                     -------------- --------------
            COMMUNICATIONS EQUIPMENT -- 1.3%
    350,000 Agere Systems Inc.,
               Cl. B+ ..............        648,860        472,500
     70,000 Andrew Corp.+ ..........        764,939        954,100
    550,000 Corning Inc.+ ..........      5,012,562      6,473,500
    130,000 Lucent Technologies Inc.+       800,828        488,800
    110,000 Motorola Inc. ..........      1,378,052      1,892,000
    100,000 Nortel Networks Corp.+ .        686,285        349,000
     44,000 Scientific-Atlanta Inc.         355,750      1,452,440
    300,000 Thomas & Betts Corp.+ ..      5,741,097      9,225,000
                                     -------------- --------------
                                         15,388,373     21,307,340
                                     -------------- --------------
            SPECIALTY CHEMICALS -- 1.2%
      5,400 Ciba Specialty Chemicals
               AG, ADR .............          8,652        206,442
     20,000 E.I. du Pont de Nemours
               and Co. .............        802,600        981,000
    330,000 Ferro Corp. ............      6,975,503      7,652,700
     40,000 Fuller (H.B.) Co. ......        968,437      1,140,400
    120,000 Hercules Inc.+ .........      1,543,119      1,782,000
    232,300 Omnova Solutions Inc.+ .      1,879,165      1,305,526
    300,000 Sensient Technologies
               Corp. ...............      5,529,921      7,197,000
     10,000 Syngenta AG, ADR .......         16,177        213,500
                                     -------------- --------------
                                         17,723,574     20,478,568
                                     -------------- --------------
            REAL ESTATE -- 1.1%
     70,000 Cheung Kong (Holdings)
               Ltd. ................        815,521        697,956
    100,000 Florida East Coast
               Industries Inc. .....      2,137,516      4,510,000
     55,000 Griffin Land &
               Nurseries Inc.+ .....        513,144      1,416,250
    185,000 St. Joe Co. ............      5,480,119     11,877,000
                                     -------------- --------------
                                          8,946,300     18,501,206
                                     -------------- --------------

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            BROADCASTING -- 1.1%
     16,666 Corus Entertainment Inc.,
               Cl. B ............... $       62,035 $      347,745
    120,000 Gray Television Inc. ...      1,204,736      1,860,000
     27,500 Gray Television Inc.,
               Cl.  A ..............        370,755        389,125
    200,000 Liberty Corp. ..........      8,528,905      8,792,000
     35,000 Lin TV Corp., Cl. A+ ...        717,566        668,500
    165,000 Mediaset SpA ...........      1,326,669      2,092,497
     15,000 Modern Times Group,
               Cl. B+ ..............        385,867        408,553
      6,800 Nippon Television
               Network Corp. .......      1,083,908      1,021,294
     40,375 NRJ Group ..............        384,806        886,307
    129,000 Paxson Communications
               Corp.+ ..............        630,594        178,020
    100,000 Television Broadcasts Ltd.      396,239        464,446
    115,500 Young Broadcasting Inc.,
               Cl. A+ ..............      1,966,857      1,219,680
                                     -------------- --------------
                                         17,058,937     18,328,167
                                     -------------- --------------
            ENVIRONMENTAL SERVICES -- 0.9%
     65,000 Republic Services Inc. .        875,761      2,180,100
    400,000 Waste Management Inc. ..      9,495,206     11,976,000
                                     -------------- --------------
                                         10,370,967     14,156,100
                                     -------------- --------------
            ELECTRONICS -- 0.8%
      5,000 Freescale Semiconductor
               Inc., Cl. B+ ........         69,847         91,800
      3,000 Hitachi Ltd., ADR ......        218,796        208,290
      4,500 Keyence Corp. ..........        937,548      1,008,295
     20,000 Molex Inc., Cl. A ......        519,697        533,000
      7,500 NEC Corp., ADR .........         43,625         45,975
      9,500 Rohm Co. Ltd. ..........      1,408,684        982,727
     38,800 Royal Philips Electronics
               NV, ADR .............         53,456      1,028,200
     45,000 Sony Corp., ADR ........      1,340,589      1,753,200
    270,000 Texas Instruments Inc. .      6,577,535      6,647,400
     14,400 Tokyo Electron Ltd. ....        783,746        886,737
                                     -------------- --------------
                                         11,953,523     13,185,624
                                     -------------- --------------
            BUSINESS SERVICES -- 0.6%
     60,000 ANC Rental Corp.+ ......        578,273              6
    150,000 Cendant Corp. ..........      2,981,441      3,507,000
      1,000 CheckFree Corp.+ .......          9,040         38,080
    212,500 Group 4 Securicor plc+ .              0        571,170
     96,000 Landauer Inc. ..........      2,481,528      4,387,200
     70,000 Nashua Corp.+ ..........        634,028        795,200
     25,000 Secom Co. Ltd. .........      1,095,891      1,000,293
                                     -------------- --------------
                                          7,780,201     10,298,949
                                     -------------- --------------
            METALS AND MINING -- 0.5%
     72,500 Harmony Gold Mining
               Co. Ltd. ............        347,738        658,886
     35,000 Harmony Gold Mining
               Co. Ltd., ADR .......        282,733        324,450
    125,000 Newmont Mining Corp. ...      2,900,512      5,551,250
     50,000 Placer Dome Inc. .......        487,169        943,000
                                     -------------- --------------
                                          4,018,152      7,477,586
                                     -------------- --------------
            MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.3% 50,000 Champion Enterprises
               Inc.+ ...............        466,465        591,000
     50,000 Fleetwood Enterprises
               Inc.+ ...............        642,160        673,000
     32,222 Huttig Building
               Products Inc.+ ......         81,163        336,720
     15,000 Martin Marietta
               Materials Inc. ......        322,688        804,900
     10,000 Nobility Homes Inc. ....        195,123        233,000
     80,000 Sekisui House Ltd. .....        846,007        932,175
     20,000 Skyline Corp. ..........        804,043        816,000
      1,000 Southern Energy
               Homes Inc.+ .........          3,900          4,685
                                     -------------- --------------
                                          3,361,549      4,391,480
                                     -------------- --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            COMMON STOCKS (CONTINUED)
            CLOSED-END FUNDS -- 0.2%
     76,000 Central Europe and Russia
               Fund Inc. ........... $    1,107,935 $    2,128,000
     70,000 New Germany Fund Inc. ..        754,518        633,500
     34,000 Royce Value Trust Inc. .        420,900        694,960
                                     -------------- --------------
                                          2,283,353      3,456,460
                                     -------------- --------------
            PAPER AND FOREST PRODUCTS -- 0.2%
    120,000 Pactiv Corp.+ ..........      1,259,210      3,034,800
                                     -------------- --------------
            TRANSPORTATION -- 0.1%
    100,000 AMR Corp.+ .............      1,924,248      1,095,000
     15,000 Grupo TMM SA,
               Cl. A, ADR+ .........         80,460         54,900
                                     -------------- --------------
                                          2,004,708      1,149,900
                                     -------------- --------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     10,000 Catellus Development
               Corp. ...............        216,006        306,000
     16,656 Rayonier Inc. ..........        798,811        814,645
                                     -------------- --------------
                                          1,014,817      1,120,645
                                     -------------- --------------
            COMPUTER SOFTWARE AND SERVICES -- 0.0%
     25,256 Telecom Italia
               Media SpA+ ..........         26,868         11,432
                                     -------------- --------------
            TOTAL COMMON
              STOCKS ...............  1,195,895,065  1,518,836,386
                                     -------------- --------------

            PREFERRED STOCKS -- 0.2%
            AEROSPACE -- 0.1%
     13,500 Northrop Grumman Corp.,
               7.000% Cv. Pfd.,
               Ser. B ..............      1,573,020      1,782,135
                                     -------------- --------------
            TELECOMMUNICATIONS -- 0.1%
     26,000 Cincinnati Bell Inc.,
               6.750% Cv. Pfd.,
               Ser. B ..............        820,366      1,059,500
                                     -------------- --------------
            BROADCASTING -- 0.0%
         90 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a) ..........        900,000        969,423
                                     -------------- --------------
            AVIATION: PARTS AND SERVICES -- 0.0%
      3,100 Sequa Corp.,
               $5.00 Cv. Pfd. ......        249,355        302,250
                                     -------------- --------------
            WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547 Telesp Celular
               Participacoes
               SA, Pfd.+ ...........         82,623         29,130
                                     -------------- --------------
            TOTAL PREFERRED
              STOCKS ...............      3,625,364      4,142,438
                                     -------------- --------------
   PRINCIPAL
    AMOUNT
   --------

            CORPORATE BONDS -- 0.2%
            CABLE AND SATELLITE -- 0.1%
$  1,000,000   Charter Communications Inc.,
               Cv., 4.750%, 06/01/06        786,240      1,005,000
                                     -------------- --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  1,000,000 Standard Motor Products Inc.,
               Sub. Deb. Cv., 6.750%,
               07/15/09 ............        950,625        977,500
                                     -------------- --------------
            AVIATION: PARTS AND SERVICES -- 0.0%
    803,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ....        766,877        793,966
                                     -------------- --------------
            TOTAL CORPORATE
              BONDS ................      2,503,742      2,776,466
                                     -------------- --------------

                                                        MARKET
    SHARES                                 COST          VALUE
    ------                                 ----         -------
            WARRANTS -- 0.0%
            FOOD AND BEVERAGE -- 0.0%
     62,463 Denny's Corp., expires
               01/07/05+(a) ........ $      105,603 $            0
                                     -------------- --------------
   PRINCIPAL
    AMOUNT
   --------

            U.S. GOVERNMENT OBLIGATIONS -- 0.1%
$ 1,500,000 U.S. Treasury Bill,
               1.786%++, 01/20/05 ..      1,498,607      1,498,607
                                     -------------- --------------

            REPURCHASE AGREEMENTS -- 7.1%
116,734,000 ABN AMRO, 1.450%,
               dated 12/31/04, due 01/03/05,
               proceeds at maturity,
               $116,748,105 (b) ....    116,734,000    116,734,000
                                     -------------- --------------

TOTAL INVESTMENTS -- 100.0% ........ $1,320,362,381  1,643,987,897
                                     ==============

LIABILITIES IN EXCESS OF OTHER ASSETS .............     (5,762,718)

PREFERRED STOCK
  (9,556,900 preferred shares outstanding) ........   (418,742,500)
                                                   ---------------

NET ASSETS -- COMMON STOCK
  (140,332,964 common shares outstanding) ......... $1,219,482,679
                                                    ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,219,482,679 / 140,332,964 shares outstanding)          $8.69
                                                             =====

   NUMBER OF                            EXPIRATION   UNREALIZED
   CONTRACTS                               DATE     APPRECIATION
   ---------                            ----------  ------------

            FUTURES CONTRACTS -- SHORT POSITION
         50 S&P 500 Future (c) .......   03/18/05   $       10,500
                                                    --------------

  -------------
             For Federal tax purposes:
             Aggregate cost ....................... $1,327,868,107
                                                    ==============
             Gross unrealized appreciation ........ $  373,563,682
             Gross unrealized depreciation ........    (57,443,892)
                                                    --------------
             Net unrealized appreciation
               (depreciation) ..................... $  316,119,790
                                                    ==============

--------------
(a)    Security  fair  valued  under  procedures  established  by the  Board  of
       Directors. At December 31, 2004, the market value of fair valued securities amounted to $1,012,423 or 0.06% of total investments.
(b) Collateralized by U.S. Treasury Bonds, 6.125% and 6.750%, due 11/15/27 and 8/15/26, market value $119,498,363.
(c)    Collateralized by U.S. Treasury Bill, due 2/10/05, market value $810,000.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 BDR - Brazilian Depository Receipt.
 CVO - Contingent Value Obligation.
 CDI - CHESS Depositary Interest.


                                       % OF
                                      MARKET         MARKET
                                       VALUE          VALUE
                                      ------         ------
       GEOGRAPHIC DIVERSIFICATION
       North America .................  82.5%     $1,356,730,142
       Europe ........................  14.3         235,155,202
       Latin America .................   1.8          30,011,143
       Japan .........................   1.1          17,642,325
       Asia/Pacific ..................   0.2           3,465,749
       South Africa ..................   0.1             983,336
                                       ------     --------------
       Total Investments ............. 100.0%     $1,643,987,897
                                       ======     ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS:
  Investments, at value (cost $1,320,362,381) ............... $1,643,987,897
  Cash and foreign currency, at value (cost $373,179) .......        372,146
  Dividends and interest receivable .........................      1,874,611
  Receivable for investments sold ...........................      1,576,527
  Variation Margin ..........................................         11,250
  Other assets ..............................................         58,576
                                                              --------------
  TOTAL ASSETS ..............................................  1,647,881,007
                                                              --------------
LIABILITIES:
  Payable for investments purchased .........................        142,731
  Dividends payable .........................................        257,141
  Unrealized depreciation on swap contracts .................      3,706,723
  Payable for investment advisory fees ......................      5,186,662
  Payable for shareholder communications expenses ...........        142,753
  Payable to custodian ......................................         30,378
  Other accrued expenses and liabilities ....................        189,440
                                                              --------------
  TOTAL LIABILITIES .........................................      9,655,828
                                                              --------------
PREFERRED STOCK:
  Series B Cumulative  Preferred Stock
   (7.20%, $25 liquidation value, $0.001 par
   value,   6,600,000  shares  authorized
   with  6,600,000  shares  issued  and
   outstanding) .............................................    165,000,000
  Series C Cumulative  Preferred Stock
    (Auction Rate, $25,000 liquidation value,
    $0.001 par value,  5,200  shares
    authorized  with 5,200  shares  issued and
    outstanding) ............................................    130,000,000
  Series D Cumulative Preferred Stock
   (5.875%, $25 liquidation value, $0.001 par
    value,   3,000,000  shares  authorized
    with  2,949,700  shares  issued  and
    outstanding) ............................................     73,742,500
  Series E Cumulative  Preferred Stock
   (Auction Rate, $25,000 liquidation value,
    $0.001 par value,  2,000  shares
    authorized  with 2,000  shares  issued and
    outstanding) ............................................     50,000,000
                                                              --------------
  TOTAL PREFERRED STOCK .....................................    418,742,500
                                                              --------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS ...................................... $1,219,482,679
                                                              ==============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ............................... $      140,333
  Additional paid-in capital ................................    905,217,947
  Accumulated undistributed net investment income ...........      1,703,869
  Accumulated net realized loss on investments,
    futures contracts, swap contracts and foreign
    currency transactions ...................................     (7,518,727)
  Net unrealized appreciation on investments,
    futures contracts, swap contracts and foreign
    currency translations ...................................    319,939,257
                                                              --------------
  TOTAL NET ASSETS .......................................... $1,219,482,679
                                                              ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,219,482,679 / 140,332,964 shares outstanding;
  182,000,000 shares authorized of $0.001 par value) ........          $8.69
                                                                       =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $565,918) .......   $  23,040,641
  Interest ...........................................       1,656,259
                                                         -------------
  TOTAL INVESTMENT INCOME ............................      24,696,900
                                                         -------------
EXPENSES:
  Investment advisory fees ...........................      15,167,775
  Shareholder communications expenses ................         678,433
  Payroll ............................................         244,001
  Shareholder services fees ..........................         221,367
  Custodian fees .....................................         196,758
  Directors' fees ....................................         140,500
  Legal and audit fees ...............................         112,856
  Miscellaneous expenses .............................         787,205
                                                         -------------
  TOTAL EXPENSES .....................................      17,548,895
  LESS: CUSTODIAN FEE CREDIT .........................          (6,868)
                                                         -------------
  NET EXPENSES .......................................      17,542,027
                                                         -------------
  NET INVESTMENT INCOME ..............................       7,154,873
                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY:
  Net realized  gain on  investments .................     128,015,668
  Net realized  gain on foreign
    currency  transactions ...........................         108,552
  Net realized loss on swap contracts ................      (3,804,500)
  Net realized loss on futures contracts .............        (442,033)
                                                         -------------
  Net realized gain on investments, futures contracts,
    swap contracts and foreign currency transactions .     123,877,687
                                                         -------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts and foreign
    currency translations ............................      97,428,111
                                                         -------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS, SWAP
    CONTRACTS AND FOREIGN CURRENCY ...................     221,305,798
                                                         -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..................................     228,460,671
  Total Distributions to Preferred Stock Shareholders      (18,946,063)
                                                         -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONs ........................   $ 209,514,608
                                                         =============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS


                                                                           YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                        -----------------   -----------------
OPERATIONS:
  Net investment income ..............................................   $     7,154,873*    $     6,138,026*
  Net realized gain on investments, futures contracts,
    swap contracts and foreign currency transactions .................       123,877,687*        105,487,156*
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts
    and foreign currency translations ................................        97,428,111*        233,684,432*
                                                                         ---------------     ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       228,460,671         345,309,614
                                                                         ---------------     ---------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..............................................          (200,307)           (320,420)
  Net realized short term gains on investments, futures
    contracts and foreign currency transactions ......................        (1,205,026)         (1,248,028)
  Net realized long term gains on investments, futures
    contracts and foreign currency transactions ......................       (17,540,730)        (17,605,267)
                                                                         ---------------     ---------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ................       (18,946,063)        (19,173,715)
                                                                         ---------------     ---------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ..............       209,514,608         326,135,899
                                                                         ---------------     ---------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..............................................        (1,170,403)         (1,408,135)
  Net realized short term gains on investments,
    futures contracts and foreign currency transactions ..............        (7,041,045)         (6,188,838)
  Net realized long term gains on investments, futures
    contracts and foreign currency transactions ......................      (102,491,569)        (85,161,394)
  Return of capital ..................................................              --              (558,040)
                                                                         ---------------     ---------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...................      (110,703,017)        (93,316,407)
                                                                         ---------------     ---------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon
    reinvestment of dividends and distributions ......................        25,998,112          22,608,759
  Net increase in net assets from repurchase of preferred shares .....            72,307                  --
  Offering costs for preferred shares charged to paid-in capital .....            75,457          (3,305,944)
                                                                         ---------------     ---------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ...........        26,145,876          19,302,815
                                                                         ---------------     ---------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS       124,957,467         252,122,307
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ................................................     1,094,525,212         842,402,905
                                                                         ---------------     ---------------
  End of period (includes undistributed net investment
    income of $1,703,869 and $0, respectively) .......................   $ 1,219,482,679     $ 1,094,525,212
                                                                         ===============     ===============

----------------------
* As a result of changes in generally accepted accounting principles, the Equity Trust has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized and unrealized gain (loss) in the statement of operations. The effect of this reclassification was to increase net investment income and decrease realized and unrealized gain by $4,044,350 and $4,302,269 for years ended December 31, 2004 and December 31, 2003, respectively.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

     Effective August 1, 2002, the Equity Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions in equity securities (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Equity Trust has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal in value to the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Equity Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Equity Trust's portfolio securities at that point in time, such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred Stock.

     The Equity Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Equity Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2004 are as follows:

     NOTIONAL                   FLOATING RATE*      TERMINATION     UNREALIZED
      AMOUNT    FIXED RATE   (RATE RESET MONTHLY)      DATE        DEPRECIATION
     --------   ----------   --------------------   -----------    ------------
  $130,000,000    4.494%             2.28%          July 2, 2007    $(3,706,723)

-------------
*Based on Libor (London Interbank Offered Rate).

     As a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Equity Trust has reclassified periodic payments made under the interest rate swap agreement, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior years financial highlights. Prior years net investment income ratios in the financial highlights have also been modified accordingly.

     This reclassification increased net investment income and decreased net realized and unrealized gains by $4,044,350, $4,302,269, and $1,813,999 for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 respectively, but had no effect on the Equity Trust's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

     FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FOREIGN SECURITIES. The Equity Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Equity Trust's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

     Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterizations of distributions made by the Equity Trust.

     For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $3,816,593 and decrease accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions by $3,816,593.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                        YEAR ENDED                       YEAR ENDED
                                                     DECEMBER 31, 2004                DECEMBER 31, 2003
                                              -----------------------------    -----------------------------
                                                 COMMON           PREFERRED      COMMON            PREFERRED
                                              ------------      -----------    -----------       -----------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
       (Inclusive of short-term
       capital gain) ........................ $  8,211,448      $ 1,405,333    $ 7,596,973       $ 1,568,448
     Net long-term capital gain .............  102,491,569       17,540,730     85,161,394        17,605,267
     Non-taxable return of capital ..........           --               --        558,040                --
                                              ------------      -----------    -----------       -----------
     Total distributions paid ............... $110,703,017      $18,946,063    $93,316,407       $19,173,715
                                              ============      ===========    ===========       ===========

     PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Equity Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Net unrealized appreciation on investments ........ $316,119,790
          Net unrealized depreciation on foreign currency
            translations and interest rate swaps ............   (3,456,909)
          Other .............................................     (257,141)
          Undistributed ordinary income .....................    1,718,659
                                                              ------------
         Total accumulated gain ............................. $314,124,399
                                                              ============

     Other is primarily due to dividends payable on preferred stock at December 31, 2004.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


    The Equity Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2004, the Equity Trust's total return on the net asset value of the common shares exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock. Thus management fees were accrued on these assets.

     During the year ended December 31, 2004, Gabelli & Company, Inc., ("Gabelli &Company") an affiliate of the Adviser, received $835,136 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

     The cost of calculating the Equity Trust's net asset value per share is an Equity Trust expense pursuant to the Investment Advisory Agreement between the Equity Trust and the Adviser. During the year ended December 31, 2004, the Equity Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Equity Trust's net asset value.

     The Equity Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $7,897 for the period of October 1, 2004 through December 31, 2004, which is included in payroll expense on the Statement of Operations.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short term securities, for the year ended December 31, 2004 aggregated $428,157,129 and $408,373,915, respectively.

5. CAPITAL. The charter permits the Equity Trust to issue 182,000,000 shares of common stock (par value $0.001). The Board of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2004, the Equity Trust did not repurchase any shares of its common stock in the open market.

     Transactions in common stock were as follows:

                                                  YEAR ENDED                 YEAR ENDED
                                               DECEMBER 31, 2004          DECEMBER 31, 2003
                                           ------------------------   -----------------------
                                             Shares        Amount       Shares       Amount
                                           ---------   ------------   ---------   -----------
Shares issued upon reinvestment
  of dividends and distributions ......... 3,143,080    $25,998,112   3,129,917   $22,608,759
                                           ---------    -----------   ---------   -----------
Net increase ............................. 3,143,080    $25,998,112   3,129,917   $22,608,759
                                           =========    ===========   =========   ===========

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Equity Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,006,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Articles Supplementary with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Equity Trust's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The Equity Trust, as authorized by the Board, redeemed all (5,367,900 shares) of its outstanding 7.25% Series A Cumulative Preferred Stock. The redemption date was June 17, 2003 and the redemption price was $25.4078 per Preferred Share, which consisted of $25.00 per Preferred Share (the "liquidation value") plus accrued dividends through the redemption date of $0.4078 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

    On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative
Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the liquidation value. During the year ended December 31, 2004, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At December 31, 2004, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $165,000.

    On June 27, 2002, the Equity Trust received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short term interest rates. The Rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.02% to 2.61% for the year ended December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the liquidation value price at any time. During the year ended December 31, 2004, the Equity Trust did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2004, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of
2.61 percent and accrued dividends amounted to $28,275.

     On October 7, 2003, the Equity Trust received net proceeds of $72,387,500 (after underwriting discounts of $2,362,500 and offering expenses of $264,522) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Equity Trust, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the liquidation value price. During the year ended December 31, 2004, the Equity Trust repurchased 50,300 shares of 5.875% Series D Cumulative Preferred Stock in the open market at a cost of $1,185,193 and an average discount of approximately 5.83% from its liquidation value of $25.00 per share. All repurchased shares of 5.875% Series D Cumulative Preferred Stock have been retired. At December 31, 2004, 2,949,700 shares of the 5.785% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $60,171.

    On October 7, 2003, the Equity Trust received net proceeds of $49,260,000 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short term interest rates. The Rates of Series E Auction Rate Cumulative Preferred Stock ranged from 1.02% to 2.66% for the year ended December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the liquidation value price at any time. During the year ended December 31, 2004, the Equity Trust did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At December 31, 2004, 2,000 shares of the Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of
2.66 percent and accrued dividends amounted to $3,695.

6. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. The Equity Trust does not believe that these matters will have a material adverse effect on the Equity Trust's financial position or the results of its operations.

7. INDEMNIFICATIONS. The Equity Trust enters into contracts that contain a variety of indemnifications. The Equity Trust's maximum exposure under these arrangements is unknown. However, the Equity Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN EQUITY TRUST COMMON SHARE OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                            YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------------
                                                          2004(A)(B)(G)  2003(A)(B)(G)   2002(A)(B)(G)     2001(A)       2000(A)
                                                          ------------   ------------    ------------    ----------    ----------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ................... $     7.98    $     6.28      $     8.97      $    10.89   $    12.75
                                                           ----------    ----------      ----------      ----------   ----------
  Net investment income ..................................       0.02          0.04            0.07            0.08         0.05
  Net realized and unrealized gain (loss) on investments .       1.63          2.50           (1.65)          (0.16)       (0.51)
                                                           ----------    ----------      ----------      ----------   ----------
  Total from investment operations .......................       1.65          2.54           (1.58)          (0.08)       (0.46)
                                                           ----------    ----------      ----------      ----------   ----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..................................      (0.00)(c)     (0.00)(c)       (0.01)          (0.01)       (0.00)(c)
  Net realized gain on investments .......................      (0.14)        (0.14)          (0.16)          (0.11)       (0.09)
                                                           ----------    ----------      ----------      ----------   ----------
  Total distributions to preferred stock shareholders ....      (0.14)        (0.14)          (0.17)          (0.12)       (0.09)
                                                           ----------    ----------      ----------      ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS RESULTING FROM OPERATIONS .................       1.51          2.40           (1.75)          (0.20)       (0.55)
                                                           ----------    ----------      ----------      ----------   ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..................................      (0.01)        (0.01)          (0.05)          (0.06)       (0.04)
  Net realized gain on investments .......................      (0.79)        (0.68)          (0.90)          (1.02)       (1.27)
  Return of capital ......................................         --         (0.00)(c)       (0.00)(c)          --           --
                                                           ----------    ----------      ----------      ----------   ----------
  Total distributions to common stock shareholders .......      (0.80)        (0.69)          (0.95)          (1.08)       (1.31)
                                                           ----------    ----------      ----------      ----------   ----------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common
     stock share transactions ............................       0.00(c)        0.01           0.02            0.03           --
  Decrease in net asset value from
     shares issued in rights offering ....................         --            --              --           (0.62)          --
  Increase in net asset value from
     repurchase of preferred shares ......................       0.00(c)         --              --              --           --
  Offering costs for preferred shares
    charged to paid-in capital ...........................       0.00(c)      (0.02)          (0.01)          (0.05)          --
                                                           ----------    ----------      ----------      ----------   ----------
  Total capital share transactions .......................       0.00(c)      (0.01)           0.01           (0.64)          --
                                                           ----------    ----------      ----------      ----------   ----------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD .......................... $     8.69    $     7.98      $     6.28      $     8.97   $    10.89
                                                           ==========    ==========      ==========      ==========   ==========
  Net Asset Value Total Return + .........................      19.81%        39.90%         (21.00)%         (3.68)%      (4.39)%
                                                           ==========    ==========      ==========      ==========   ==========
  Market Value, End of Period ............................ $     9.02    $     8.00      $     6.85      $    10.79   $    11.44
                                                           ==========    ==========      ==========      ==========   ==========
  Total Investment Return ++ .............................      24.04%        28.58%         (28.36)%         10.32%        1.91%
                                                           ==========    ==========      ==========      ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value
    of preferred shares,
    end of period (in 000's) ............................. $1,638,225    $1,514,525      $1,271,600      $1,465,369   $1,318,263
  Net assets attributable to common shares,
    end of period (in 000's) ............................. $1,219,483    $1,094,525      $  842,403      $1,166,171   $1,184,041
  Ratio of net investment income to
    average net assets
    attributable to common shares ........................       0.64%         0.67%           0.99%           0.81%        0.42%
  Ratio of operating expenses to
    average net assets
    attributable to common shares (b)(e) .................       1.57%         1.62%           1.19%           1.12%        1.14%
  Ratio of operating expenses to
    average total net assets
    including liquidation value of
    preferred shares (b)(e) ..............................       1.14%         1.14%           0.87%           0.95%        1.03%
  Portfolio turnover rate ................................       28.6%         19.2%           27.1%           23.9%        32.1%
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............         --            --       $ 134,198      $  134,198   $  134,223
  Total shares outstanding (in 000's) ....................         --            --           5,368           5,368        5,369
  Liquidation preference per share .......................         --            --       $   25.00      $    25.00   $    25.00
  Average market value (d) ...............................         --            --       $   25.75      $    25.39   $    22.62
  Asset coverage per share ...............................         --            --       $   74.07      $   122.44   $   245.54
  7.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............  $ 165,000     $ 165,000       $ 165,000      $  165,000           --
  Total shares outstanding (in 000's) ....................      6,600         6,600           6,600           6,600           --
  Liquidation preference per share .......................  $   25.00     $   25.00       $   25.00      $    25.00           --
  Average market value (d) ...............................  $   26.57     $   27.06       $   26.40      $    25.60           --
  Asset coverage per share ...............................  $   97.81     $   90.15       $   74.07      $   122.44           --
  AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............  $ 130,000     $ 130,000       $ 130,000              --           --
  Total shares outstanding (in 000's) ....................          5             5               5              --           --
  Liquidation preference per share .......................  $  25,000     $  25,000       $  25,000              --           --
  Average market value (d) ...............................  $  25,000     $  25,000       $  25,000              --           --
  Asset coverage per share ...............................  $  97,806     $  90,150       $  74,068              --           --

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------------
                                                             2004(A)         2003(A)       2002(A)(B)      2001(A)       2000(A)
                                                           ------------   ------------    ------------    ----------    ----------
  5.875% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............. $   73,743    $   75,000              --              --           --
  Total shares outstanding (in 000's) .....................      2,950         3,000              --              --           --
  Liquidation preference per share ........................ $    25.00    $    25.00              --              --           --
  Average market value (d) ................................ $    24.81    $    25.10              --              --           --
  Asset coverage per share ................................ $    97.81    $    90.15              --              --           --
  AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............. $   50,000    $   50,000              --              --           --
  Total shares outstanding (in 000's) .....................          2             2              --              --           --
  Liquidation preference per share ........................ $   25,000    $   25,000              --              --           --
  Average market value (d) ................................ $   25,000    $   25,000              --              --           --
  Asset coverage per share ................................ $   97,806    $   90,150              --              --           --
  ASSET COVERAGE (f) ......................................        391%          361%            296%            490%         982%

 --------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share  amounts have been  calculated  using the monthly  average  shares
    outstanding   method.
(b) See Note 2 to Financial Statements (Swap Agreements).
(c) Amount represents less than $0.005 per share.
(d) Based on weekly prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2002, 2001 and 2000, the ratios of operating expenses to average net assets attributable to common stock would be 1.19%, 1.11% and 1.14%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 0.88%, 0.94% and 1.03%, respectively. For the fiscal year ended December 31, 2004 and 2003, the effect of the custodian fee credits was minimal.
(f) Asset coverage is calculated by combining all series of preferred stock.
(g) As a result of changes in accounting principles, the Equity Trust has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. The effect of this reclassification for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 was net investment income per share increased by $0.03, $0.03 and $0.01, respectively, ratios of net investment income to average net assets attributable to common shares increased by 0.36%, 0.47% and 0.18%, respectively, ratios of operating expenses to average net assets attributable to common shares decreased by 0.36%, 0.47% and 0.18%, respectively, and ratios of operating expenses to average total net assets including liquidation value of preferred shares decreased by 0.26%, 0.33% and 0.13%, respectively.


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust (the "Trust") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of Equity Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Equity Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                                TERM OF       NUMBER OF
                              OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)              LENGTH OF       COMPLEX
     ADDRESS 1                    TIME        OVERSEEN BY        PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     AND AGE                    SERVED 2       DIRECTOR          DURING PAST FIVE YEARS                     HELD BY DIRECTOR 5
-----------------               --------     -------------       ----------------------                    -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI             Since 1986**        24      Chairman of the Board, Chief Executive              Director of
Director and                                             Officer of Gabelli Asset Management Inc. and        Morgan Group
Chief Investment Officer                                 Chief Investment Officer of Gabelli Funds,          Holdings,  Inc.
Age: 62                                                  LLC and GAMCO Investors, Inc.; Vice                 (holding company)
                                                         Chairman and Chief Executive Officer
                                                         of Lynch Interactive Corporation
                                                         (multimedia and services)

KARL OTTO POHL                Since 1992*        34      Member of the Shareholder Committee of Sal          Director of
Director                                                 Oppenheim Jr. & Cie, Zurich (private                Gabelli Asset
Age: 75                                                  investment bank); Former President of the           Management Inc.
                                                         Deutsche Bundesbank and Chairman of its             (investment
                                                         Central Bank Council (1980-1991)                    management);
                                                                                                             Chairman, Incentive
                                                                                                             Capital and
                                                                                                             Incentive Asset
                                                                                                             Management (Zurich);
                                                                                                             Director at
                                                                                                             Sal Oppenheim
                                                                                                             Jr. & Cie, Zurich
                                                                                                             (banking)

NON-INTERESTED DIRECTORS:
------------------------
THOMAS E. BRATTER            Since 1986**         3      Director, President and Founder, The John                --
Director                                                 Dewey Academy (residential college
Age: 65                                                  preparatory therapeutic high school)

ANTHONY J. COLAVITA 4        Since 1999***       36      President and Attorney at Law in the law firm            --
Director                                                 of Anthony J. Colavita, P.C.
Age: 69

JAMES P. CONN 4               Since 1989*        13      Former Managing Director and Chief Investment       Director of
Director                                                 Officer of Financial Security Assurance Holdings    LaQuinta Corp.
Age: 66                                                  Ltd. (1992-1998)                                    (hotels) and
                                                                                                             First Republic
                                                                                                             Bank (banking)

FRANK J. FAHRENKOPF JR.      Since 1998***        4      President and Chief Executive Officer of the        Director of First
Director                                                 American Gaming Association since June              Republic Bank
Age: 65                                                  1995; Partner in the law firm of Hogan &            (banking)
                                                         Hartson; Co-Chairman of the Commission
                                                         on Presidential Debates; Former Chairman
                                                         of the Republican National Committee

ARTHUR V. FERRARA            Since 2001***        9      Formerly, Chairman of the Board and Chief           Director of The
Director                                                 Executive Officer of The Guardian Life              Guardian Life
Age: 74                                                  Insurance Company of America from January           Insurance Company
                                                         1993 to December 1995; President, Chief  and        of America;
                                                         Executive Officer and a Director prior thereto      Director of The
                                                                                                             Guardian Insurance
                                                                                                             Annuity Company,
                                                                                                             Inc., Guardian
                                                                                                             Investors Services,
                                                                                                             and 25 mutual
                                                                                                             funds within
                                                                                                             the Guardian
                                                                                                             Fund Complex

ANTHONY R. PUSTORINO          Since 1986*        17      Certified Public Accountant; Professor              Director of
Director                                                 Emeritus, Pace University                           Lynch Corporation
Age: 79                                                                                                      (diversified
                                                                                                             manufacturing)

SALVATORE J. ZIZZA           Since 1986***       24      Chairman, Hallmark Electrical Supplies Corp.        Director of
Director                                                                                                     Hollis Eden
Age: 59                                                                                                      Pharmaceuticals and
                                                                                                             Earl Scheib, Inc.
                                                                                                             (automotive services)

                          THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                 TERM OF       NUMBER OF
                               OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)               LENGTH OF       COMPLEX
     ADDRESS 1                     TIME        OVERSEEN BY        PRINCIPAL OCCUPATION(S)
     AND AGE                     SERVED 2       DIRECTOR          DURING PAST FIVE YEARS
-----------------                --------     -------------       ----------------------
OFFICERS:
--------
BRUCE N. ALPERT                Since 2003          --       Executive Vice President and Chief Operating
President and Treasurer                                     Officer of Gabelli Funds, LLC since 1988 and
Age: 53                                                     an officer of all mutual funds advised by
                                                            Gabelli  Funds,  LLC and its affiliates.
                                                            Director and President of Gabelli Advisers, Inc.

CARTER W. AUSTIN               Since 2000          --       Vice President at the Trust since 2000.
Vice President                                              Vice President of Gabelli Funds, LLC
Age: 38                                                     since 1996

DAWN M.DONATO                  Since 2004          --       Assistant Vice President of Gabelli and Company,
Assistant Vice President                                    Inc. since 2004, Registered Representative for Gabelli
Age: 37                                                     & Company,Inc. since 2002. Prior to 2002, Senior
                                                            Sales Representative for Manulife Financial

JAMES E. MCKEE                 Since 1995          --       Vice President, General Counsel and Secretary
Secretary                                                   of Gabelli Asset Management Inc. since 1999
Age: 41                                                     and GAMCO Investors, Inc. since 1993; Secretary
                                                            of all mutual funds advised by Gabelli Advisers,
                                                            Inc. and Gabelli Funds, LLC

PETER D. GOLDSTEIN             Since 2004          --       Director of Regulatory Affairs at Gabelli Asset Management
Chief Compliance Officer                                    Inc. since February 2004; Vice President of Goldman Sachs
Age: 51                                                     Asset Management from November 2000 through January
                                                            2004; Deputy GeneralCounsel at Gabelli Asset Management
                                                            Inc. from February 1998 through November 2000

---------------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Trust's 2007 Annual Meeting of Shareholders  and until their  successors  are duly  elected and  qualified.
*** - Term  expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
   Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4  Represents holders of the Trust's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.


CERTIFICATIONS

      Equity Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 7, 2004, he was not aware of any violation by Equity Trust of applicable NYSE corporate governance listing standards. Equity Trust reports to the SEC on Form N-CSR which contains certifications by Equity Trust's principal executive officer and principal financial officer that relate to Equity Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004

CASH DIVIDENDS AND DISTRIBUTIONS

                                                    TOTAL AMOUNT           ORDINARY          LONG-TERM            DIVIDEND
              PAYABLE                RECORD             PAID              INVESTMENT          CAPITAL           REINVESTMENT
                DATE                  DATE          PER SHARE (A)         INCOME (A)         GAINS (A)              PRICE
              -------                ------         -------------         ----------         ---------          ------------
COMMON SHARES
              03/25/04               03/17/04          $0.1600              $0.0139           $0.1461              $8.0085
              06/24/04               06/16/04           0.1600               0.0139            0.1461               8.0200
              09/24/04               09/16/04           0.1800               0.0155            0.1645               8.1605
              12/27/04               12/16/04           0.3000               0.0259            0.2741               8.6450
                                                       -------              -------           -------
                                                       $0.8000              $0.0692           $0.7308
7.20% PREFERRED SHARES
              03/26/04               03/19/04          $0.4500              $0.0389           $0.4111
              06/28/04               06/21/04           0.4500               0.0389            0.4111
              09/27/04               09/20/04           0.4500               0.0389            0.4111
              12/27/04               12/17/04           0.4500               0.0389            0.4111
                                                       -------              -------           -------
                                                       $1.8000              $0.1556           $1.6444
5.875% PREFERRED SHARES
              03/26/04               03/19/04          $0.3672              $0.0318           $0.3354
              06/28/04               06/21/04           0.3672               0.0318            0.3354
              09/27/04               09/20/04           0.3672               0.0318            0.3354
              12/27/04               12/17/04           0.3672               0.0318            0.3354
                                                       -------              -------           -------
                                                       $1.4688              $0.1272           $1.3416

SERIES C AND E AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2004 distributions derived from long-term capital gains for the Series C and Series E Auction Rate Preferred Shares was 91.35%.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2004 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

    The Equity Trust paid to common  shareholders  an ordinary  income  dividend totalling $0.0692 per share in 2004. The Equity Trust paid to 7.20% Series B preferred shareholders and 5.875% Series D preferred shareholders an ordinary income dividend totalling $0.1556 per share and $0.1272 per share, respectively, in 2004. The Equity Trust paid to Series C and E Auction Rate preferred shareholders an ordinary income dividend totalling $32.83 per share and $33.36 per share, respectively, in 2004. For the fiscal year ended December 31, 2004, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualifying dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Equity Trust during 2004 derived from U.S. Government Securities was 5.14%. The percentage of U.S.Government Securities held as of December 31, 2004 was 0.09%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarters during 2004.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2004

                         HISTORICAL DISTRIBUTION SUMMARY

                                     SHORT-      LONG-                UNDISTRIBUTED  TAXES PAID ON
                                      TERM       TERM    NON-TAXABLE    LONG-TERM    UNDISTRIBUTED                    ADJUSTMENT
                      INVESTMENT     CAPITAL    CAPITAL   RETURN OF      CAPITAL        CAPITAL         TOTAL            TO
                        INCOME      GAINS (B)    GAINS     CAPITAL        GAINS        GAINS (C)   DISTRIBUTIONS (A)  COST BASIS
                      ----------    ---------   -------   ---------    ----------     -----------  -----------------  ----------
COMMON STOCK
2004 ................  $0.01930     $0.04990    $0.73080         --             --             --           $0.80000          --
2003 ................   0.01140      0.04480     0.63380         --             --             --            0.69000          --
2002 ................   0.05180      0.01550     0.88270         --             --             --            0.95000          --
2001 (d) ............   0.06700      0.06400     0.94900         --             --             --            1.08000          --
2000 ................   0.04070      0.15500     1.11430         --             --             --            1.31000          --
1999 (e) ............   0.03010      0.21378     0.99561   $0.91176             --             --            2.15125     $0.91176 -
1998 ................   0.06420           --     1.10080         --             --             --            1.16500           --
1997 ................   0.07610      0.00210     0.93670    0.02510             --             --            1.04000      0.02500 -
1996 ................   0.10480           --     0.78120    0.11400             --             --            1.00000      0.11400 -
1995 (f) ............   0.12890           --     0.49310    0.37800             --             --            1.00000      0.37800 -
1994 (g) ............   0.13536      0.06527     0.30300    1.38262             --             --            1.88625      1.38262 -
1993 (h) ............   0.13050      0.02030     0.72930    0.22990             --             --            1.11000      0.22990 -
1992 (i) ............   0.20530      0.04050     0.29660    0.51760             --             --            1.06000      0.51760 -
1991 (j) ............   0.22590      0.03990     0.14420    0.68000             --             --            1.09000      0.68000 -
1990 ................   0.50470           --     0.22950    0.44580             --             --            1.18000      0.44580 -
1989 ................   0.29100      0.35650     0.66250         --        $0.6288        $0.2138            1.31000      0.41500 +
1988 ................   0.14500      0.20900     0.19600         --         0.2513         0.0854            0.55000      0.16590 +
1987 ................   0.25600      0.49100     0.33500         --             --             --            1.08200           --

7.20% PREFERRED STOCK
2004 ................  $0.04340     $0.11224    $1.64436         --             --             --           $1.80000           --
2003 ................   0.03000      0.11640     1.65360         --             --             --            1.80000           --
2002 ................   0.09800      0.02960     1.67240         --             --             --            1.80000           --
2001 ................   0.05870      0.05440     0.81690         --             --             --            0.93000           --

5.875% PREFERRED STOCK
2004 ................  $0.03542     $0.09159    $1.34174         --             --             --           $1.46875           --
2003 ................   0.00535      0.02086     0.29610         --             --             --            0.32231           --

AUCTION RATE PREFERRED C SHARES
2004 ................  $9.15570    $23.67550  $346.83810         --             --             --         $379.66930           --
2003 ................   5.42000     21.05000   298.41000         --             --             --          324.88000           --
2002 ................  12.28350      3.71450   209.89200         --             --             --          225.89000           --

AUCTION RATE PREFERRED E SHARES
2004 ................  $9.30280    $24.05620  $352.41090         --             --             --         $385.76000           --
2003 ................   1.07000      4.18000    59.32000         --             --             --           64.57000           --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income.
(c) Net Asset Value is reduced by this amount on the last business day of the year.
(d) On January 10, 2001, the Company also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(e) On July 9, 1999, the Company also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(f) On October 19, 1995, the Company also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(g) On November 15, 1994, the Company also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(h) On July 14, 1993, the Company also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(i) On September 28, 1992, the Company also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(j) On October 21, 1991, the Company also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
  -  Decrease in cost basis.
  +  Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.


--------------------------------------------------------------------------------
 The Annual Meeting of The Gabelli Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                                 MULTIPLE FLAGS

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS
Bruce N. Alpert
   PRESIDENT AND TREASURER

Carter W. Austin
   VICE PRESIDENT

Dawn M. Donato
   ASSISTANT VICE PRESIDENT

James E. McKee
   SECRETARY

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Mellon Trust of New England, N.A.

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                         7.20%       5.875%
                           COMMON      PREFERRED    PREFERRED
                           ------      ---------    ---------
NYSE-Symbol:                 GAB        GABPrB       GAB PrD
Shares Outstanding:      140,332,964   6,600,000    2,949,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCM-AR-12/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,658 in 2004 and $84,911 in 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $20,600 in 2004 and $12,500 in 2003.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 and $2,450 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
-------------------------------------------------------------------------------









         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:
     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited  Power  of  Attorney  appointing   the   attendee   an   Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote  proxies  form.
o    A copy of our most  recent  Schedule  13D  filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES











                   ------------------------------------------

                   ------------------------------------------

                             PROXY VOTING GUIDELINES

                   ------------------------------------------

                   ------------------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical  responsiveness  to shareholders
           This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.



In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                             (C) TOTAL NUMBER OF SHARES (OR    (D) MAXIMUM NUMBER (OR APPROXIMATE
                (A) TOTAL NUMBER         (B) AVERAGE          UNITS) PURCHASED AS PART OF    DOLLAR VALUE) OF SHARES (OR UNITS) THAT
                  OF SHARES (OR         PRICE PAID PER        PUBLICLY ANNOUNCED PLANS OR          MAY YET BE PURCHASED UNDER
 PERIOD         UNITS) PURCHASED        SHARE (OR UNIT)               PROGRAMS                        THE PLANS OR PROGRAMS
------------------------------------------------------------------------------------------------------------------------------------
Month #1     Common - N/A               Common - N/A               Common - N/A              Common - 138,506,636
07/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
07/31/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Month #2     Common - N/A               Common - N/A               Common - N/A              Common - 138,506,636
08/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
08/31/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Month #3     Common - N/A               Common - N/A               Common - N/A              Common - 138,506,636
09/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
09/30/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Month #4     Common - N/A               Common - N/A               Common - N/A              Common - 139,214,947
10/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
10/31/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Month #5     Common - N/A               Common - N/A               Common - N/A              Common - 139,214,947
11/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
11/30/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Month #6     Common - N/A               Common - N/A               Common - N/A              Common - 139,214,947
12/01/04
through      Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 6,600,000
12/31/04
             Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - N/A  Preferred Series D - 2,949,700
------------------------------------------------------------------------------------------------------------------------------------
Total        Common - N/A               Common - N/A               Common - N/A              N/A

             Preferred  Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A

             Preferred  Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
------------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

    Any or all  preferred  shares  outstanding  may  be  repurchased   when  the
Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The  expiration  date  (if any)   of  each  plan  or  program -  The   Fund's
repurchase  plans are ongoing.

d. Each plan or program that has expired  during the period covered by the table
- The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on March 10, 2004 (Accession No. 0000935069-04-000487).

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer
                           & Principal Financial Officer

Date     March 9, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.